0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 1 of 80 Exhibit 99.2 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated as of the last signature below (the “Stipulation”) is made and entered into by and among the following parties through their respective counsel: (i) plaintiffs James Nally (“Nally”), Mark Foster (“Foster”), Dave Howes (“Howes”), and Phillip Ameduri (“Ameduri”), each of whom commenced actions in the United States District Court for the District of South Carolina (“District Court”); Giordanni Piguing (“Piguing”), who commenced an action in the State of South Carolina Court of Common Pleas for the 16th Judicial Circuit, County of York; Jason Booth (“Booth”), who commenced an action in the United States District Court for the District of Delaware; and Brian Gee (“Gee”) and Winnie Lu (“Lu”), each of whom commenced actions in the Superior Court for the State of California, County of Los Angeles (collectively, “Plaintiffs”) (acting on their own behalves, and derivatively on behalf of 3D Systems Corporation (“3D Systems” or the “Company”)); (ii) defendants Abraham N. Reichental, Damon J. Gregoire, Charles W. Hull, Theodore A. Hull, Daniel S. Van Riper, G. Walter Loewenbaum, Jim D. Kever, Karen E. Welke, Kevin S. Moore, Peter H. Diamandis, William D. Humes, and William E. Curran (collectively, the “Individual Defendants”); and (iii) nominal defendant 3D Systems (together with Plaintiffs and the Individual Defendants, the “Settling Parties”). The 1

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 2 of 80 Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims1 upon District Court approval and subject to the terms and conditions hereof. I. SUMMARY OF THE ACTIONS A. The South Carolina Federal Derivative Action Between September 18, 2015 and September 1, 2016, Plaintiffs Nally, Foster, Howes, and Ameduri filed putative stockholder derivative actions in the District Court2 alleging claims for breach of fiduciary duty, insider trading, unjust enrichment, waste of corporate assets, abuse of control, gross mismanagement, contribution, and indemnification against the Individual Defendants as present and former directors and officers of the Company. The District Court stayed each case pending the earlier of (i) the close of discovery in the related Securities Action settled in the District Court, or (ii) the deadline for appealing a dismissal of the Securities Action. The orders staying the actions allowed Plaintiffs to file amended complaints, and Defendants were required to provide Plaintiffs with copies of all documents, written responses to discovery requests, and deposition transcripts produced by defendants in the Securities Action. On January 5, 2017, Plaintiff Nally filed an amended complaint, and on February 1, 2017, moved to lift the stay and consolidate the actions and for appointment as lead plaintiff and lead counsel. (Case No. 0:15-cv-03756-MGL at ECF Nos. 37, 38.) Following briefing on the 1 All capitalized terms not otherwise defined shall have the meanings ascribed to them in Section IV.1. herein. 2 Nally v. Reichental, et al., No. 0:15-cv-03756-MGL (D.S.C.) (consolidated with Foster v. Reichental, et al., No. 0:16-cv-01016-MGL (D.S.C.), Howes v. Reichental, et al., No. 0:16-cv- 02810-MGL (D.S.C.), and Ameduri v. Reichental, et al., No. 0:16-cv-02995-MGL (D.S.C.) (collectively, the “South Carolina Federal Derivative Action”). 2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 3 of 80 consolidation and leadership motions, on March 27, 2017, the District Court ordered the actions consolidated and appointed Lifshitz & Miller LLP, Schubert Jonckheer & Kolbe, LLP, Johnson Fistel, LLP, and Bottini & Bottini, Inc. as co-lead counsel, and Duffy & Young, LLC and Strom Law Firm, L.L.C. as co-liaison counsel for the South Carolina Federal Derivative Action. (Case No. 0:15-cv-03756-MGL at ECF No. 59.) Following the appointment of co-lead and co-liaison counsel, Plaintiffs reviewed and evaluated thousands of pages of documents culled from the documents produced by defendants in the Securities Action. On March 28, 2018, the parties to the South Carolina Federal Derivative Action filed a joint status report with the District Court regarding the pending settlement in the Securities Action. (Case No. 0:15-cv-03756-MGL at ECF No. 63.) Thereafter, Plaintiffs in the South Carolina Federal Derivative Action participated in months of arm’s-length negotiations alongside counsel for Plaintiffs in the Delaware Federal Derivative Action (defined herein at Section 1.B) and the South Carolina State Derivative Action (defined herein at Section 1.C), which resulted in the Settlement. On September 28, 2018, the District Court entered an Order Administratively Closing These Cases Without Prejudice, instructing the parties to conduct matters required by and related to the Settlement. The District Court retained jurisdiction over the South Carolina Federal Derivative Actions in all respects, including approval of a settlement. (Case No. 0:15-cv-03756- MGL at ECF No. 64.) 3

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 4 of 80 B. The Delaware Federal Derivative Action On August 6, 2015, Plaintiff Booth filed a related putative stockholder derivative action in the United States District Court for the District of Delaware3 alleging claims for breach of fiduciary duty, insider trading, unjust enrichment, abuse of control and gross mismanagement against certain of the Individual Defendants (the “Delaware Federal Derivative Action”). On September 28, 2015, the United States District Court for the District of Delaware issued an order staying the Delaware Federal Derivative Action until the earlier of the close of discovery in the Securities Action or the deadline for appealing an order dismissing the Securities Action with prejudice. The order staying the action allowed Plaintiff to file an amended complaint, and required Defendants to provide Plaintiff with copies of all documents, written responses to discovery requests, and deposition transcripts produced by defendants in the Securities Action. (Case No. 1:15-cv-00692-RGA (D. Del.) at ECF No. 4.) On September 6, 2016, Plaintiff Booth filed an amended complaint. (Case No. 1:15-cv- 00692-RGA (D. Del.) at ECF No. 8.) Following the filing of the amended complaint, Plaintiff Booth’s counsel reviewed thousands of pages of documents produced by defendants in the Securities Action. Plaintiff Booth’s counsel participated in the negotiations that resulted in the Settlement. C. The South Carolina State Derivative Action Two related putative stockholder derivative actions pleading claims for breach of fiduciary duty, unjust enrichment, and waste of corporate assets against certain of the Individual Defendants were commenced in the Court of Common Pleas, 16th Judicial Circuit, State of South Carolina, 3 Booth v. Reichental, et al., Case No. 1:15-cv-00692-RGA (D. Del.). 4

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 5 of 80 County of York on July 27, 2015 and August 7, 2015, respectively.4 On August 28, 2015, the actions were consolidated under the caption In re 3D Systems Corporation Shareholder Derivative Litigation, Lead Case No. 2015-CP-46-02225 (the “South Carolina State Derivative Action”), 5 and stayed on similar terms as the South Carolina Federal Derivative Action and the Delaware Federal Derivative Action. Plaintiffs’ counsel reviewed thousands of pages of documents produced by defendants in the Securities Action, and participated in the negotiations that resulted in the Settlement. D. The California State Derivative Action Plaintiffs Gee and Lu each filed putative stockholder derivative actions alleging claims for breach of fiduciary duty, unjust enrichment, waste of corporate assets, abuse of control, and gross mismanagement against the Individual Defendants in the Superior Court of the State of California, County of Los Angeles on February 17, 2016 and August 5, 2016, respectively.6 On December 16, 2016, the actions were consolidated under the caption Gee v. Hull, et al., Case No. BC610319 (Cal. Super. Ct. L.A. Cnty.) (the “California State Derivative Action”), and stayed on similar terms as the South Carolina Federal Derivative Action, the Delaware Federal Derivative Action, and the South Carolina State Derivative Action. 4 Steyn v. Reichental, et al., No. 2015-CP-46-02225 and Piguing v. Reichental, et al., No. 2015- CP-46-02396. 5 Following the consolidation, plaintiff Anton Steyn sold his 3D Systems stock and lost standing to pursue the derivative claims on behalf of the Company. Accordingly, plaintiff Piguing is the sole plaintiff representative for the consolidated South Carolina State Derivative Action, and his assent to the Settlement represents the full and final resolution of that action. 6 Gee v. Hull, et al., Case No. BC610319 (Cal. Super. Ct. L.A. Cnty.), and Lu v. Hull, et al., Case No. BC629730 (Cal. Super. Ct. L.A. Cnty.). 5

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 6 of 80 Counsel for Plaintiffs in the California State Derivative Action reviewed thousands of pages of documents produced by defendants in the Securities Action, and participated in the negotiations that resulted in the Settlement. E. Settlement Negotiations On November 30, 2017, counsel for Plaintiffs in the South Carolina Federal Derivative Action submitted a confidential settlement demand letter to Defendants’ Counsel outlining a proposed framework for settlement, which included, inter alia, detailed proposed corporate governance reforms. An in-person follow-up meeting between representatives from counsel for Plaintiffs in the South Carolina Federal Derivative Action and Defendants’ Counsel was held in Atlanta, Georgia in January 2018. Additionally, counsel for Plaintiffs in the Delaware Federal Derivative Action, counsel for Plaintiffs in the South Carolina State Derivative Action, and counsel for Plaintiffs in the California State Derivative Action each sent settlement demands in connection with their respective actions. Beginning in approximately March 2018, counsel for Plaintiffs in the South Carolina Federal Derivative Action, counsel for Plaintiff in the Delaware Federal Derivative Action, and counsel for Plaintiffs in the South Carolina State Derivative Action all began coordinating their settlement-related efforts. Counsel for Plaintiffs in the California State Derivative Action also conducted settlement negotiations around that time. In September 2018, after nearly eight months of arm’s-length negotiations, the Settling Parties reached agreement in principle on the material substantive terms of a settlement of the Derivative Actions, including a package of corporate governance reforms and the terms of general releases. The Settling Parties next agreed to attempt to negotiate, in good faith, a reasonable award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. On September 27, 2018, the parties to the South Carolina Federal Derivative Action notified the District Court that: (i) an 6

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 7 of 80 agreement in principle had been reached to settle the Derivative Actions; (ii) the parties would use reasonable efforts to come to a mutual agreement and execute a memorandum of understanding by October 26, 2018; and (iii) the parties would thereafter work expeditiously to draft, finalize, and file a stipulation of settlement and motion seeking preliminary approval of the settlement by November 30, 2018. After several more weeks of continued negotiations, Plaintiffs’ Counsel notified the District Court on November 27, 2018 that the Settling Parties had not yet executed a memorandum of understanding and would not be able to file a motion seeking preliminary approval of the settlement by November 30, 2018. Later that same day, the District Court directed the Settling Parties to attempt to resolve the outstanding terms on their own without court intervention and to report back to the District Court by December 5, 2018. The Settling Parties continued their negotiations and reported back to the District Court on December 5, 2018 that they had agreed to mediate their outstanding issues. On January 16, 2019, the Settling Parties selected Jed Melnick, Esq. (“Mr. Melnick”) of JAMS, a nationally recognized mediator with extensive experience mediating complex stockholder disputes similar to the Derivative Actions. Following a number of teleconferences and written exchanges with Mr. Melnick, and with Mr. Melnick’s substantial assistance, the Settling Parties reached agreement on all the material substantive terms of the settlement other than the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, and executed the Term Sheet memorializing the same on March 22, 2019. The Term Sheet provided that the Settlement would be presented to the District Court for preliminary and final approval. On March 29, 2019, at an all-day mediation in New York City, Plaintiffs’ Counsel, Defendants’ Counsel, and representatives from Defendants’ insurers participated in arm’s-length 7

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 8 of 80 negotiations overseen by Mr. Melnick concerning the amount of attorneys' fee and expenses to be paid by Defendants’ insurers to Plaintiffs’ Counsel in connection with their efforts to secure the Corporate Governance Reforms and other actions taken by the Board in response to the Derivative Actions. The Settling Parties did not reach an agreement regarding attorneys' fees and expenses at the mediation, and they continued their arm’s-length negotiations with the assistance of Mr. Melnick for several more weeks. On May 21, 2019, the Settling Parties reached agreement upon the Fee and Expense Amount to be paid to Plaintiffs’ Counsel. This Stipulation, together with the Exhibits hereto, reflects the final and binding agreement between the Settling Parties. II. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Derivative Actions through trial and any subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions. Based on their investigation and evaluation set forth in more detail infra, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of 3D Systems and its stockholders. Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing 3D Systems’ press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; 8

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 9 of 80 (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Actions and the potential defenses thereto; (iv) preparing and filing derivative complaints in the Derivative Actions; (v) reviewing and analyzing relevant pleadings in the Securities Action, and evaluating the merits of, and Defendants’ liability in connection with, the Securities Action and the Derivative Actions; (vi) reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) collectively reviewing and evaluating thousands of pages of documents culled from nearly 1,250,000 pages of documents produced in the Securities Action; (viii) participating in extensive settlement discussions with Defendants’ Counsel over the course of more than a year; and (ix) negotiating the Term Sheet and this Stipulation. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel submit that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and in the best interests of 3D Systems and its stockholders. The Settlement confers substantial benefits on 3D Systems and its stockholders, including, inter alia, the adoption of the following categories of Corporate Governance Reforms (further detailed in Exhibit A hereto): (i) board independence and oversight reforms; (ii) enhancements to oversight of corporate strategy and risk, internal controls, and disclosures; and (iii) enhancements to policies and oversight designed to reduce opportunities and incentives to commit similar alleged wrongdoing. The terms of the Settlement directly address the claims at issue in the Derivative Actions. Additionally, Defendants acknowledge that the filing and maintenance of the Derivative Actions prompted the Board to adopt the following summary of corporate governance policies enacted and other changes made at 3D Systems since August 9

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 10 of 80 2015: (i) allow special meetings to be called by stockholders owning shares representing at least twenty-five (25) percent of the then outstanding Voting Stock, a right previously conferred on majority stockholders; (ii) transfer responsibility for executive succession plans, recommendation of Chief Executive Officer (“CEO”) candidates to the Board, and approval of candidates for other senior executive positions from the Compensation Committee to the Corporate Governance and Nominating Committee; (iii) hold annual rather than triennial say-on-pay votes; (iv) enhance the Compensation Committee’s evaluation of the CEO’s compensation and clarify the criteria to be considered by the Compensation Committee in determining the long-term incentive component of the CEO’s compensation; and (v) require the Compensation Committee to review and approve the Compensation and Analysis section of the annual report on Form 10-K and annual proxy statement. As such, based on the forgoing and upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein. III. THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants have expressly denied, and continue to deny, each and all of the claims by Plaintiffs in the Derivative Actions, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to 3D Systems or its stockholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiffs, 3D Systems, or its stockholders suffered any damage or were harmed as a result of any act, omission, 10

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 11 of 80 or conduct by the Individual Defendants alleged in the Derivative Actions or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of 3D Systems and its stockholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Derivative Actions. The Individual Defendants are entering into this Settlement to eliminate the uncertainty, burden, and expense of further protracted litigation. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, wrongdoing, liability, or damage whatsoever or any infirmity in the defenses that the Individual Defendants could have asserted. The Individual Defendants have determined that it is desirable and beneficial to them that the Derivative Actions be settled in the manner and upon the terms set forth in this Stipulation. IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties through their respective counsel, that in exchange for the consideration set forth below, the Derivative Actions and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Actions shall be dismissed with prejudice as to the Individual Defendants, upon and subject to the terms and conditions of this Stipulation, as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1 “3D Systems” or the “Company” means 3D Systems Corporation, a Delaware corporation with its headquarters in Rock Hill, South Carolina, including, but not limited to, its 11

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 12 of 80 predecessors, successors, parents, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns. 1.2 “Board” means the past, present, and future Board of Directors of 3D Systems. 1.3 “Corporate Governance Reforms” means the corporate governance measures set forth in Exhibit A attached hereto. 1.4 “Current 3D Systems Stockholders” means any Person or Persons who are record or beneficial owners of 3D Systems common stock as of the date of this Stipulation and who continue to hold such 3D Systems common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of 3D Systems, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest. 1.5 “Defendants” means the Individual Defendants and 3D Systems. 1.6 “Defendants’ Counsel” means the law firms Alston & Bird and Nexsen Pruet, LLC or their successor(s). 1.7 “Derivative Actions” means the consolidated action styled (i) Nally v. Reichental, et al., Lead Case No. 0:15-cv-03756-MGL, pending in the District Court (including the actions styled Foster v. Reichental, et al., Case No. 0:16-cv-01016-MGL; Howes v. Reichental, et al., Case No. 0:16-cv-02810-MGL; and Ameduri v. Reichental, et al., Case No. 0:16-cv-02995-MGL); (ii) In re 3D Systems Corporation Stockholder Derivative Litigation, Lead Case No. 2015-CP-46- 02225 (S.C. Ct. of Common Pleas York Cnty.); (iii) Booth v. Reichental, et al., No.1:15-cv-00692- RGA (D. Del.); and (iv) Gee v. Hull, et al., Case No. BC610319 (consolidated with Lu v. Hull, et al., Case No. BC629730 (Cal. Super. Ct. L.A. Cnty.)). 1.8 “District Court” means the United States District Court for the District of South Carolina. 12

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 13 of 80 1.9 “Effective Date,” or the date upon which this Settlement becomes “effective,” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred. 1.10 “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof. 1.11 “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit C attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed or if an appeal is taken, the Court of Appeals has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that higher court has either affirmed the underlying Judgment or affirmed the Court of Appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of Service Awards (as defined below in ¶ 4.3). Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final. 1.12 “Judgment” means the Final Order and Judgment to be rendered by the District Court, substantially in the form attached hereto as Exhibit C. 1.13 “Notice” means the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions, substantially in the form attached hereto as Exhibit B-1. 1.14 “Notices” refers collectively to the Notice and the Summary Notice (defined herein). 13

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 14 of 80 1.15 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. 1.16 “Plaintiffs” means, collectively, James Nally, Mark Foster, Dave Howes, and Phillip Ameduri, each of whom commenced actions in the United States District Court for the District of South Carolina; Giordanni Piguing, who commenced an action in the State of South Carolina Court of Common Pleas for the 16th Judicial Circuit, County of York; Jason Booth, who commenced an action in the United States District Court for the District of Delaware; and Brian Gee and Winnie Lu, each of whom commenced actions in the Superior Court of the State of California, County of Los Angeles. 1.17 “Plaintiffs’ Counsel” means Johnson Fistel, LLP, Robbins Arroyo LLP, The Rosen Law Firm, P.A., The Brown Law Firm, P.C., Promisloff Law, P.C., Strom Law Firm, LLC, Hopkins Law Firm, LLC, Bottini & Bottini, Inc., Lifshitz & Miller LLP, Lewis, Babcock & Griffin L.L.P., Duffy and Young, LLC, Rigrodsky & Long, P.A., Law Office of Alfred G. Yates, Jr., P.C., and Schubert Jonckheer & Kolbe, LLP, and any other law firm that appeared for the Plaintiffs in any of the Derivative Actions. 1.18 “Related Persons” means each of the Defendants’ past or present agents, attorneys, accountants, auditors, advisors, subsidiaries, insurers, co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, successors, and assigns. 14

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 15 of 80 1.19 “Released Claims” means any and all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown Claims (as defined in ¶ 1.28 below), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiffs, 3D Systems, or any 3D Systems stockholder, derivatively on behalf of 3D Systems, (i) asserted in any of the complaints in the Derivative Actions, or (ii) could have asserted in the Derivative Actions or in any other forum that arise out of, or are based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in any of the complaints filed in in the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 1.20 “Released Defendants’ Claims” means all claims, including Unknown Claims (as defined in ¶ 1.28 below), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions; provided, however, that the Released Defendants’ Claims shall not include any claims by 3D Systems, any of its current or former directors, officers, employees, or any other Person claiming coverage under an insurance policy against the insurer(s) under such policy, or any claim by the Individual Defendants against 15

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 16 of 80 the Company on matters unrelated to the Settlement. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 1.21 “Released Persons” means each and all of the Individual Defendants, 3D Systems, and each and all of their Related Persons. “Released Person” means, individually, each of the Released Persons. 1.22 “Securities Action” means the action captioned KBC Asset Management NV v. 3D Systems Corporation, et al., Case No. 0:15-cv-02393-MGL (D.S.C.). 1.23 “Settlement” means the resolution of the Derivative Actions in accordance with the terms and conditions set forth in this Stipulation, and its exhibits. 1.24 “Settlement Hearing” means any hearing or hearings at which the District Court will consider final approval of the Settlement. 1.25 “Settling Parties” means, collectively, each of the Plaintiffs and each of the Defendants. “Settling Party” means, individually, each of the Settling Parties. 1.26 “Summary Notice” means the Summary Notice to Current 3D Systems stockholders, substantially in the form of Exhibit B-2 attached hereto. 1.27 “Term Sheet” means the agreement dated March 22, 2019 and executed by counsel for the Settling Parties which outlined all material substantive terms of the Settlement embodied by this Stipulation. 1.28 “Unknown Claims” means any and all Released Claims or Released Defendants’ Claims that Plaintiffs, Defendants, or any 3D Systems stockholder do not know or suspect to exist in his, her, or its favor at the time of the release, including claims that, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Claims or Released Defendants’ Claims. With respect to any and all Released Claims or Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, Defendants, and 16

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 17 of 80 all 3D Systems stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims or Released Defendants’ Claims, known or Unknown Claims, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the 3D Systems stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. 2. Adoption of Corporate Governance Reforms and Acknowledgement of Benefits Resulting from the Derivative Actions 2.1 The 3D Systems Board will adopt, implement, and maintain the Corporate Governance Reforms upon the terms and conditions set forth in Exhibit A attached hereto within a period of seventy-five (75) calendar days from the Effective Date. 2.2 The Board will adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the Corporate Governance Reforms set forth in Exhibit A attached hereto, 17

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 18 of 80 which will remain in effect for a period of no less than three (3) years following the Effective Date, except for modifications required by applicable law, regulation, or fiduciary duty to 3D Systems. If a corporate governance provision is eliminated or modified, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. By entering into this Stipulation, the Board certifies that it is not currently aware of any law that would trigger application of the foregoing provision. 2.4 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms, detailed in Exhibit A attached hereto, confer a substantial corporate benefit upon the Company under Delaware’s corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Actions was the primary cause for the adoption, implementation, and maintenance of the Corporate Governance Reforms. 2.5 The Board, including each of its independent, non-Individual Defendant directors, acting by unanimous resolution, has determined that the Settlement confers substantial benefits on 3D Systems and its stockholders, and is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders. 3. Notice and Approval 3.1 Promptly after execution of this Stipulation, Plaintiffs shall submit this Stipulation, together with its exhibits, to the District Court and shall apply for entry of the Order Preliminarily Approving Settlement substantially in the form of Exhibit B attached hereto (the “Preliminary Approval Order”) requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined below in ¶ 3.2); and (iii) a date for the Settlement Hearing. 18

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 19 of 80 3.2 Notice shall consist of the approved Notice of Pendency and Proposed Settlement of the Derivative Actions (the “Notice”), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit B-1, and the Summary Notice substantially in the form attached hereto as Exhibit B-2. 3.3 3D Systems shall undertake the administrative responsibility for filing and publishing the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto. Within ten (10) business days after the entry of the Preliminary Approval Order, 3D Systems shall file a Form 8-K with the SEC, which shall include as attachments the Notice and the Stipulation (including all exhibits thereto), and shall cause the Summary Notice to be published one time in the Investor’s Business Daily. Also within ten (10) business days after the entry of the Preliminary Approval Order, the SEC Form 8-K with attachments shall be made available on the investor relations page of the Company’s website until the Judgment becomes Final. Defendants shall pay for all costs associated with this notice program or any other form and manner of notice required by the District Court. The Settling Parties believe the content and manner of the Notice, as set forth in this paragraph, constitutes adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants shall file with the District Court an appropriate affidavit or declaration with respect to the filing and publication of the Notice and Summary Notice to the Company’s stockholders. 3.4 The Settling Parties agree to request that the District Court hold a Settlement Hearing in the Derivative Actions no earlier than approximately sixty (60) calendar days after Notice is provided, at which the District Court will consider and determine whether the Judgment, 19

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 20 of 80 substantially in the form of Exhibit C attached hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable, and adequate; (b) dismissing with prejudice the South Carolina Federal Derivative Action against the Defendants; and (c) releasing the Released Claims and Released Defendants’ Claims. 3.6 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Derivative Actions should continue to be stayed (with the exception of the proceedings necessary to effectuate the consummation and final approval of the Settlement), and not to initiate any other proceedings other than those related to the Settlement itself. 4. Plaintiffs’ Counsel’s Separately Negotiated Fee and Expense Amount 4.1 The Settling Parties agree that Plaintiffs’ Counsel in the Derivative Actions are entitled under Delaware’s corporate benefit doctrine to a reasonable fee and expense award. After negotiating the principal terms of the Settlement, and executing the Term Sheet, which Plaintiffs’ Counsel, 3D Systems, the Individual Defendants, and Defendants’ insurers, acting through their respective counsel, separately negotiated, counsel for the Settling Parties, with the substantial assistance of Mr. Melnick, negotiated the Fee and Expense Amount. As a result of these negotiations, 3D Systems and the Individual Defendants agreed to cause their insurers to pay Plaintiffs’ Counsel the Fee and Expense Amount of $2,150,000.00 in consideration of the corporate benefits conferred upon 3D Systems and its stockholders by the Settlement, which were caused by Plaintiffs’ Counsel’s efforts. 4.2 In full and final settlement of the claims asserted in the Derivative Actions against the Defendants and in consideration of the releases specified herein, Defendants’ insurance carriers shall cause the Fee and Expense Amount to be deposited into an escrow account controlled by Plaintiffs’ Counsel within forty-five (45) calendar days of (i) the entry of the Preliminary Approval Order, as defined in ¶ 3.1 herein, and (ii) the date on which Plaintiffs’ Counsel provides sufficient 20

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 21 of 80 written payment instructions to Defendants’ Counsel, whichever is later, and shall be immediately releasable upon entry of the Judgment and an order approving the Fee and Expense Amount, notwithstanding the existence of any collateral attacks on the Settlement, including without limitation, any objections or appeals. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Judgment is reversed or vacated or materially attacked, within ten (10) business days after written notification by Defendants’ Counsel, Plaintiffs’ Counsel shall refund the Fee and Expense Amount by wire transfer to Defendants’ insurance carriers in accordance with the instructions to be provided by Defendants’ Counsel. Other than the obligation to pay or cause to be paid the Fee and Expense Amount, neither the Defendants nor any other Released Person shall have any obligations to make any other payment pursuant to this Stipulation, nor any responsibility, obligation, or liability with respect to the escrow account or the monies maintained therein or the administration related to the Fee and Expense Amount, including, without limitation, any responsibility or liability related to allocation of the Fee and Expense Amount among Plaintiffs’ Counsel, any fees, taxes, investment decisions, maintenance, supervision or distribution of any portion of the Fee and Expense Amount. 4.3 The Settling Parties further stipulate that Plaintiffs may apply to the District Court for service awards not to exceed $2,000.00 per Plaintiff (“Service Awards”), to be paid out of such Fee and Expense Amount awarded by the District Court, and neither the Company nor the Individual Defendants will oppose any such awards consistent with such limits. 4.4 The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection 21

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 22 of 80 with the Derivative Actions. Any disputes regarding the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel shall be mediated, and, if necessary, finally decided and resolved by Mr. Melnick. Any fee allocation mediation or arbitration fees and costs shall be borne solely by Plaintiffs’ Counsel, and allocated by agreement or as finally determined by Mr. Melnick. 5. Releases 5.1 The Delaware Federal Derivative Action, the South Carolina State Derivative Action, and the California State Derivative Action shall be dismissed with prejudice by Plaintiffs within seven (7) calendar days of the date that the Judgment entered by the District Court becomes Final. 5.2 Upon the Effective Date, Plaintiffs (acting on their own behalf, and derivatively on behalf of 3D Systems), 3D Systems, and any Person acting on behalf of 3D Systems, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Individual Defendants and each and all the other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. 5.3 Upon the Effective Date, Plaintiffs (acting on their own behalf, and derivatively on behalf of 3D Systems), 3D Systems, and any Person acting on behalf of 3D Systems shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. 5.4 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against each and all of the Plaintiffs, Plaintiffs’ 22

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 23 of 80 Counsel, and all Current 3D Systems Stockholders (solely in their capacities as 3D Systems stockholders). Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. 6. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date shall be conditioned on the occurrence of all of the following events: a. Court approval of the method of providing Notices, substantially in the form of Exhibits B-1 and B-2 attached hereto; b. dissemination of the Notices as set forth in ¶ 3.3; c. entry of the Judgment, substantially in the form of Exhibit C attached hereto, approving the Settlement without awarding costs to any party, except as provided herein; d. the payment of the Fee and Expense Amount in accordance with ¶¶ 4.1-4.2; and e. the passing of the date upon which the Judgment becomes Final. 6.2 If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation. 6.3 If for any reason the Effective Date does not occur, the Judgment does not become Final, or the Judgment is reversed or modified, or if this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation, or termination becomes final and not subject to review, and in the event that the Fee and Expense Amount has been paid to any extent in accordance with ¶¶ 4.1-4.2, (a) all Settling Parties shall be restored to their respective positions in the Derivative Actions that existed immediately prior to the date of execution of this Stipulation; (b) all Releases delivered in connection with this Stipulation shall be null and void, 23

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 24 of 80 except as otherwise provided for in this Stipulation; (c) Plaintiffs’ Counsel, including their law firms, partners, and/or shareholders, and Plaintiffs, who have received any portion of the Fee and Expense Amount shall within ten (10) business days after written notification from Defendants’ Counsel or from a court of appropriate jurisdiction, refund to Defendants’ insurance carriers all such fees and expenses previously paid to them from the Fee and Expense Amount, including any Service Awards, according to written instructions from Defendants’ counsel consistent with such reversal, modification, cancellation or termination; (d) the terms and provisions of this Stipulation (other than those set forth in ¶¶ IV.1.1-IV.1.28, IV.6.2-IV.6.3, and IV.7.4-IV.7.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose; and (e) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Actions, or in any other action or proceeding. 6.4 No order of the District Court, modification, or reversal on appeal of any order of the District Court concerning the Fee and Expense Amount, Service Awards, and interest awarded by the District Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 7. Miscellaneous Provisions 7.1 The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously. 24

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 25 of 80 7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and 3D Systems and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The Judgment shall contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of this Derivative Actions. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/or settlement of the Derivative Actions. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses. 7.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that 3D Systems, the Individual Defendants, and any Released Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims. 7.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, 25

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 26 of 80 fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this Section, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 7.5 All designations and agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of documents or information shall survive this Settlement. 7.6 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.7 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. 7.8 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest. 7.9 This Stipulation shall be deemed drafted equally by all parties hereto. 7.10 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. 26

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 27 of 80 7.11 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Actions (including, without limitation, the Term Sheet, with the exception of paragraphs 2, 3, and 9 therein), and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 7.12 It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each Settling Party or believed by such party to be true; each Settling Party, therefore, expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law. 7.13 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, 3D Systems, Defendants’ Counsel, Plaintiffs, and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses. 7.14 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 7.15 Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 7.16 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so. 7.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital 27

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 28 of 80 communities, executors, administrators, trustees in bankruptcy, legal representatives, and any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes. 7.18 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party. 7.19 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. A facsimiled or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including facsimile and/or PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the District Court. 7.20 Without affecting the finality of the Judgment entered in accordance with this Stipulation, the District Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the District Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto. 7.21 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, delivered, and wholly performed in the State of South Carolina, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in 28

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 29 of 80

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 30 of 80

/s/ Albert Y. Chang

Dated: September 19, 2019

Francis A. Bottini, Jr.
Albert Y. Chang
Yury A. Kolesnikov
BOTTINI & BOTTINI, INC.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: 858-914-2001

J. Clay Hopkins
Fed. ID No. 12147
William E. Hopkins, Jr.
Fed ID No. 6075
HOPKINS LAW FIRM, LLC
12019 Ocean Highway
P.O. Box 1885
Pawleys Island, SC 29585
Telephone: 843-314-4202

Counsel for Plaintiff Phillip Ameduri

Dated: September 19, 2019

Robert C. Schubert
Willem F. Jonckheer
SCHUBERT JONCKHEER & KOLBE LLP
Three Embarcadero Center
Suite 1650
San Francisco, CA 94111
Telephone: 415-788-4220

J. Preston Strom, Jr.
Mario A. Pacella
STROM LAW FIRM, LLC
2110 Beltline Boulevard
Columbia, South Carolina 29204
Telephone: 803-252-4800

Counsel for Plaintiff Mark Foster

30

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 31 of 80

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 32 of 80

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 33 of 80 20

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 34 of 80

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 35 of 80 Exhibit A

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 36 of 80 I. CORPORATE GOVERNANCE REFORMS TO BE IMPLEMENTED AND MAINTAINED BY 3D SYSTEMS AS A RESULT OF THE SETTLEMENT The 3D Systems Board will adopt and maintain the Corporate Governance Reforms1 detailed below within a period of seventy-five (75) days from the Effective Date of the Settlement. The Board will adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the following Corporate Governance Reforms, which will remain in effect for a period of no less than three (3) years following the Effective Date of the Settlement, except for modifications required by applicable law, regulation, or fiduciary duty to 3D Systems. If a corporate governance provision is eliminated or modified, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. By entering into the Stipulation, the Board certifies that it is not currently aware of any law that would trigger application of the foregoing provision. Further, 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms detailed herein confer a substantial corporate benefit upon the Company under Delaware's corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Actions was the primary cause for the adoption, implementation, and maintenance of the Corporate Governance Reforms. A. Independent Chairman of the Board 3D Systems shall change its existing policy to now affirmatively require that the roles of the Chairman of the Board and Chief Executive Officer (“CEO”) be separate. Only a director who meets the definition of “Director Independence” as defined in the Company’s Corporate Governance Guidelines may serve as Chairman of the Board. The independent Chairman shall have the following additional powers and responsibilities: to determine the appropriate flow of information from management to the Board necessary for the Board to effectively and responsibly perform its functions in consultation with other Board members, and to require management to provide information and materials to the Board at the Chairman’s discretion; to facilitate Board and shareholder meetings and agendas; to assist the Board and 3D Systems’ executive officers in ensuring compliance with all applicable corporate and securities laws, related rules, and regulations, and oversee any necessary revisions to 3D Systems’ governance policies in this area; 1 All capitalized terms used herein shall have the meanings set forth and defined in the Stipulation and Agreement of Settlement dated as of September 20, 2019 (the “Stipulation”), unless otherwise stated. 1

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 37 of 80 to lead the Board’s oversight of the adoption, implementation, and compliance with the Reforms set forth herein; and to lead the Board’s evaluation, along with the Compensation Committee and full Board, of the performance of 3D Systems’ CEO, and to participate in the Board’s communication of its evaluation and performance expectations. B. Director Term Limits No person shall serve as a member of the 3D Systems Board for more than ten (10) calendar years. For existing Board members, the commencement of the ten-year term shall start on the first Board meeting to occur after final approval of any settlement. C. Mandatory Attendance of Directors at Annual Shareholder Meetings The majority of the members of the Board shall attend each annual shareholder meeting in person, and during the annual shareholder meeting, shareholders shall have the right to ask questions, both orally and in writing, and receive answers and discussion where appropriate from the CEO and members of the Board. Such discussion shall take place regardless of whether those questions have been submitted in advance. D. Director Independence A majority of the directors on the Board shall be an “independent director,” as defined by the New York Stock Exchange (“NYSE”) Listing Company Manual. Each “independent director” shall annually certify, in writing, that he or she is independent, and shall immediately inform the Board, in writing, of any change in his or her status. “Independent directors” shall not serve on more than three (3) boards of public companies simultaneously, including 3D Systems. In accordance with Attachment A to the Company’s Corporate Governance Guidelines, the Corporate Governance and Nominating Committee will annually review the independence of all directors, and report its findings to the Board. Such reviews shall be undertaken in accordance with the requirements of the applicable Listing Standards and other applicable legal requirements in effect at the time of the review. Based upon the report and the directors’ consideration, the Board determines which directors shall be deemed independent. A director will be deemed independent if the Board affirmatively determines that he or she has no material relationship with the corporation or any of its subsidiaries or affiliates either directly or as a partner, shareholder or officer of an organization that has a relationship with 3D Systems. Ownership of stock of the corporation is not, in itself, inconsistent with a finding of independence. The Board will maintain the following guidelines to assist it in determining director independence: 2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 38 of 80 The following persons shall not be considered independent: a director who is employed by 3D Systems for the current year or has been so employed during any of the past three (3) years; a director who received any direct compensation from 3D Systems in excess of $120,000 during any twelve (12) month period within the last three (3) years, other than compensation for director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); a director who has an immediate family member who receives, or during any twelve (12) month period within the last three (3) years has received, more than $120,000 per year in direct compensation as an executive officer of 3D Systems other than pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); a director who is an immediate family member of an individual who is, or has been in any of the past three (3) years, employed by 3D Systems as an executive officer; a director who is a current employee, or who is an immediate family member of an individual who is a current executive officer of a company to which 3D Systems made, or from which 3D Systems received, payments for property or services in an amount which, in any single fiscal year for the last three (3) fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues; a director who is, or who has an immediate family member who is, or has been within the last three (3) years, employed as an executive officer of another company where any of 3D Systems’ present executive officers at the same time serves or served on that entity’s compensation committee; or a director who is a current partner or employee of a firm that is 3D Systems’ internal or external auditor, or who has an immediate family member who is a current partner of such a firm or is a current employee of such a firm and personally works on 3D Systems’ audit, or the director or his or her immediate family member was a partner or employee of such a firm and personally worked on 3D Systems’ audit at any time during any of the past three (3) years. For purposes of these guidelines, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in- law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Exchange Act. 3

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 39 of 80 References to “company” include any parent or subsidiary in a consolidated group with such company or such other company as is relevant to any determination under the independence standards set forth in the Listing Standards. In applying the test in section (5) above, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year of such other company. Contributions to tax exempt organizations shall not be considered payments for purposes of section (5), but 3D Systems will disclose, either on or through its website or in its annual proxy statement or annual report on Form 10-K if 3D Systems does not file an annual proxy statement, any such contributions made by 3D Systems to any tax exempt organization in which any independent director serves as an executive officer, if, within the preceding three years, contributions in any single fiscal year from 3D Systems to the organization exceeded the greater of $1 million, or 2% of such tax exempt organization’s consolidated gross revenues. If this disclosure is made on or through 3D Systems’ website, 3D Systems must disclose that fact in its annual proxy statement or annual report, as applicable, and provide the website address. The Board will consider the materiality of any such relationship in determining the independence of a director. E. Executive Sessions The Company’s Corporate Governance Guidelines will be revised to state that the independent members of the Company’s Board shall meet in executive session at least two times annually outside the presence of management directors, in addition to the executive sessions required of specific committees of the Board as set forth herein. F. Audit Committee Charter Enhancements The Audit Committee Charter shall be revised as follows: Composition and Number of Meetings The Company shall maintain the provision in its Audit Committee Charter that the Audit Committee members will not serve simultaneously on the audit committees of more than two other public companies. The Audit Committee Charter shall be revised to require that at least two members of the Audit Committee be “financial experts” as defined under applicable SEC rules. Further, the Audit Committee Charter shall be revised to require that the Audit Committee shall meet at least six (6) times annually, including meetings prior to commencement of the annual audit and prior to completion of the annual audit. Additional Changes to Audit Committee Charter The Audit Committee shall receive an update on enterprise compliance risk at least once each quarter from its Chief Legal Officer, or his/her designee. 4

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 40 of 80 Oversight of Internal Audit The Audit Committee shall approve and maintain a charter for Internal Audit. The Internal Audit Charter shall provide a framework for the conduct of the internal audit department in 3D Systems to ensure the independence and objectivity of the Company’s internal audit function. The Internal Audit Charter shall detail requirements for the department’s objectives, mission and scope of work, organization, accountability, independence and objectivity, responsibility, reporting and monitoring, authority, and standards of internal auditing. The Internal Audit Charter will be reviewed at least annually by the Audit Committee. Any substantive changes will be reviewed with the Chief Financial Officer on the recommendations of the Audit Committee. The Audit Committee will continue to review and monitor Internal Audit as set forth on the Audit Committee Responsibilities Calendar during the effective term of the Settlement. Audit Committee Investigations and Discipline The Audit Committee Charter shall be revised to include the responsibility for evaluating disciplinary recommendations for executive officers and directors related to finance matters, and, together with the Company’s independent directors (excepting any independent director who may be the subject of disciplinary review), making final determinations regarding such discipline. Additionally, the Audit Committee Charter shall be revised to reflect that the Company’s employees must cooperate with any Audit Committee investigations, and that failure to cooperate shall constitute grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. The Company’s Code of Conduct shall be revised to reflect the same. G. Compliance Function Enhancements The Company’s legal department shall continue to serve as the Company’s compliance function, reporting to the Nominating and Corporate Governance Committee of the Board. The compliance function shall include oversight and administration of the Company’s corporate governance policies; fostering a culture that integrates compliance and ethics into business processes and practice; and maintaining and monitoring a system for reporting and investigating potential compliance and ethics concerns. The compliance function shall be primarily responsible for managing the Company’s ethics and compliance program, and for assisting the Nominating and Corporate Governance Committee and the Board in fulfilling its oversight duties with regard to the Company’s compliance with applicable laws and regulations. The Company shall create and maintain the position of Director, Regulatory Compliance, who shall report directly to the legal department. The Director, Regulatory Compliance shall: manage the ongoing preparation, testing and monitoring of compliance with government regulations and regulatory agencies for the Company; 5

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 41 of 80 direct and perform evaluation of internal operations, controls, communications, risk assessments, and maintenance of documentation as related to regulatory compliance and recommends appropriate changes. review and evaluate results of internal and external audits and advise the Company on appropriate actions to be taken (if any); direct and manage organizational relationships and interactions with regulatory agencies; and select, develop, and evaluate appropriate personnel to ensure the efficient operation of the regulatory compliance function. H. Disclosure Working Group The Company shall maintain an internal process of convening leaders from each of the following departments: the controllership, internal reporting, and finance, along with the External Reporting Director (the “Disclosure Working Group”). The Disclosure Working Group shall meet each quarter to conduct questionnaires and respond to direct questions about disclosures in advance of each quarterly earnings announcement. The Disclosure Working Group will be responsible for maintaining effective procedures in the preparation of the Company’s public statements and SEC filings. The Disclosure Working Group shall be responsible for ensuring the timely, fair, accurate, and complete disclosure of all significant or material information in compliance with federal and state securities laws and regulations, and for communicating pertinent information to the Audit Committee of the Board to enhance the effectiveness of its oversight of Company disclosures and internal controls. The Disclosure Working Group shall gather necessary information from the business units, the controllership, internal reporting and finance departments, and shall vet all SEC filings (including Forms 10-Q, Forms 10-K, Forms 8-K, and proxy statements, registration statements), press releases containing financial information, information about material acquisitions or dispositions, guidance, projections, or other information significant or material to the Company’s shareholders, and presentations to analysts and investors or other prepared oral statements subject to SEC Regulation FD, and shall make all necessary and advisable changes to those disclosures prior to their publication; The Disclosure Working Group shall evaluate the significance or materiality of new information, developments or events affecting the Company and determine the timing and appropriate method of disclosure of information deemed significant or material; The External Reporting Director shall monitor and evaluate the effectiveness of the Company’s disclosure procedures and internal controls; discuss the Company’s draft quarterly and annual financial statements, audit scope, and internal controls 6

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 42 of 80 environment issues with the independent auditor; and develop and oversee the implementation of improvements to the Company’s disclosures and procedures as the Committee deems necessary and advisable; The External Reporting Director shall report, at least quarterly, to the Audit Committee of the Board, and at least annually to the full Board regarding the D&C Committee’s activities, any disclosure issues it has identified that merit Board-level review, and recommendations for improvements in the Company’s disclosure processes and procedures and internal controls environment; and The External Reporting Director shall advise the CEO and Chief Financial Officer (“CFO”) with respect to the certifications they must provide for the Company’s quarterly and annual reports. I. Mergers & Acquisitions Working Group The Company shall form a management-level working group composed of the CEO; the CFO; the Chief Legal Officer; and the Vice President, Corporate Development & Ventures (“The M&A Working Group”). The M&A Working Group shall evaluate any potentially significant or material risks attendant to any entity acquisitions, mergers, joint ventures, and/or transactions, including their impact on achievement of the Company’s published earnings guidance, business objectives, and the effectiveness of its internal controls and disclosure functions; and develop recommendations for the management and oversight of post- transaction integration, including the assignment of executives responsible for monitoring and reporting on integration progress and challenges. J. Compensation Committee Reforms When determining, setting or approving annual short-term executive compensation, the Compensation Committee of the Board shall take into account each executive’s performance relating to legal compliance and compliance with the Company’s internal policies and procedures. When the Compensation Committee determines, sets, or approves termination benefits and/or separation pay to an executive officer, the Committee shall consider the circumstances surrounding the executive officer’s departure and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures, as permitted by the terms of the departing executive officer’s employment contract. K. Clawback Policy Amendments The Company’s existing Incentive Compensation Clawback Policy will be amended as follows: 7

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 43 of 80 Following a restatement of the Company’s financial results, the Board or an appropriate Board committee thereof, shall conduct a reasonable investigation into whether the restatement was caused by any fraud, illegal act, or misconduct by one or more Section 16 officers. If the Board or an appropriate Board committee thereof, after a reasonable investigation, has determined that any fraud, illegal act, or intentional misconduct by one or more Section 16 officers caused, directly or indirectly, the Company to restate its financial statements, subject to applicable law, the Board shall take, exercising its business judgment, such action as it deems necessary to remedy the misconduct and prevent its recurrence. The Board, subject to applicable law, may require reimbursement of any bonus or incentive compensation awarded to such officers and/or effect the cancellation of unvested restricted stock or outstanding stock option awards previously granted to such officers in the amount by which such compensation exceeded any lower payment that would have been made based on the restated financial results. Any decision by the Board to recover any particular award of bonus or incentive compensation, or cancel unvested restricted stock or outstanding stock option awards, pursuant to these Guidelines, shall require disclosure in a filing on Form 8-K. L. Rotation of Independent Auditor The Company will utilize as its independent auditor only a PCAOB-registered accounting firm that complies with the SEC’s lead audit partner rotation requirements. M. Employee Training Regarding GAAP and Legal Compliance The Company shall require annual mandatory training for all directors and Section 16 Officers that shall include topics concerning compliance with GAAP and/or federal and state securities laws applicable to 3D Systems’ operations, or the Company’s policies and codes, including those detailed in the Company’s Code of Ethics (collectively “3D Systems’ Policies”). The Compliance Officer or Chief Legal Officer shall be charged with primary responsibility for education pursuant to this provision. Training shall be in person where practicable. In the limited circumstances where training in person is not possible, training should be interactive and internet-based. Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under 3D Systems’ Policies. Each written certification shall be maintained by 3D Systems’ Chief Legal Officer for a period of five (5) calendar years from the date it was executed. N. Insider Trading Policy The Company’s Insider Trading Policy Statement shall be revised as reflected in the attached Exhibit 1. 8

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 44 of 80 O. Whistleblower Program The Company will amend its current Whistleblower Program as set forth in the Company’s Code of Conduct as follows: the Chief Legal Officer (or his or her designee) will monitor the toll-free hotline on no less than a weekly basis, and report any messages left on the hotline to the Chief Legal Officer and Chair of the Audit Committee in writing. P. Publication of Corporate Governance Policies and Other Documents The Company shall continue to post on its website the Company’s Code of Conduct, Code of Ethics, Corporate Governance Guidelines, Insider Trading Policy, Audit Committee Charter, Compensation Committee Charter, Corporate Governance and Nominating Committee Charter, and Executive Committee Charter, and shall promptly post any amendments thereto. Q. Diversity Reform The Company shall revise its Corporate Governance and Nominating Committee Charter to require the Board to consider diversity in its nomination process. In furtherance of the Company’s existing policy on Qualifications for Nomination to the Board, the Company shall consider underrepresented populations when seeking candidates for nomination to the Board, wherein each pool of candidates considered for nomination to the Board shall include at least one woman and one member of an underrepresented group, thereby ensuring that members of the populations underrepresented on the Board are considered for nomination to the Board with appropriate consistency. R. Chief Financial Officer’s Report At each regularly scheduled Board meeting, the Company’s CFO (or his or her designee) shall provide a report as to the Company’s financial condition and prospects. II. CORPORATE GOVERNANCE REFORMS PROMPTED BY THE FILING AND MAINTENANCE OF THE DERIVATIVE ACTIONS The filing and maintenance of the Derivative Actions prompted the Board to adopt the following corporate governance policies enacted and other changes made at 3D Systems since August 2015: The Board’s decision to modify the Amended and Restated By-Laws on or about March 12, 2018 by modifying such by-laws as follows: amending Section 2.04 (“Special Meetings”) to allow, inter alia, special meetings to be called by stockholders owning shares representing at least twenty-five percent (25%) of the then outstanding Voting Stock, a right previously conferred on majority stockholders. The Board’s decision to revise the Company’s Corporate Governance Guidelines on or about March 13, 2018 by modifying such guidelines as follows: amending the Company’s section entitled “Succession Planning” to transfer responsibility for reviewing and assisting the 9

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 45 of 80 development of executive succession plans; evaluating and making recommendations to the Board regarding potential candidates to become CEO; and evaluating and approving candidates to fill other senior executive positions to the Corporate Governance and Nominating Committee, a responsibility previously assigned to the Compensation Committee. The Board’s decision to revise the Company’s Corporate Governance Guidelines on or about March 13, 2018 by modifying such guidelines as follows: amending the Company’s section entitled “Say on Pay Frequency” to create an annual say-on-pay vote, which was previously subject to a triennial vote. The Board’s decision to revise the Governance Committee Charter on or about February 1, 2016, to enhance the duties and responsibilities of the Governance Committee, including: requiring the Governance Committee to evaluate all matters related to arrangements and agreements between any member of the Board of Directors and the Company; requiring the Governance Committee to review the material terms of all interested transactions for approval or disapproval and recommendation to the Board of Directors pursuant to the Company’s Related Party Transaction Policy and Procedures; and charging the Governance Committee with responsibility for evaluating stockholder proposals and making recommendations to the Board regarding such proposals. The Board’s decision to revise the Compensation Committee Charter on or about November 17, 2015, with amendments supplementing Committee’s evaluation of CEO compensation, including annual review and approval of the corporate goals and achievements; requiring the Compensation Committee to review the Compensation and Analysis section of the Company’s annual report on Form 10-K and annual proxy statement; and clarifying the criteria to be considered by the Compensation Committee in determining the long-term incentive component of the CEO’s compensation. The Board’s decision to revise the Compensation Committee Charter on or about March 13, 2018 by revising such charter as follows: revoking the committee’s authority to advise the Board with respect to senior management succession planning and revoking the committee’s authority to assist the Board in developing and evaluating potential candidates for executive officer positions and to oversee the development of executive succession plans. The Board’s decision to revise the Corporate Governance and Nominating Committee Charter on or about March 13, 2018 by revising such charter as follows: conferring on the board the responsibility of advising the Board with respect to senior management succession planning, and the responsibility of assisting the Board in developing and evaluating potential candidates for executive officer positions and to oversee the development of executive succession plans. 10

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 46 of 80 Exhibit 1 To Exhibit A to Stipulation 3D SYSTEMS CORPORATION Policy Statement Governing Insider Trading Compliance Policy Purpose We haveThe Board of Directors has adopted this Policy Statement Governing Insider Trading (“Policy”) to provide guidance to anyone who works for 3D Systems Corporation or any of its subsidiaries or affiliates (the “Company”) with respect to trading in the Company’s securities as well as in securities of publicly traded companies with whom we have any business relationship. This Policy is designed to promote compliance with applicable securities laws by the Company and all of its directors, officers and employees, in order to preserve the Company’s reputation for integrity and ethical conduct and to provide guidelines with respect to transactions in the securities of the Company and the handling of confidential information about the Company and the companies with which the Company does business. This Policy will be delivered to all directors, officers, employees, and consultants upon its adoption, and to all new directors, officers, employees, and designated outsiders at the start of their employment or other relationship with the Company. Upon first receiving a copy of the Policy or any revised versions, each director, officer, employee, or consultant must sign an acknowledgement that he or she has received a copy and agrees to comply with the Policy’s terms. Directors, officers, employees, and consultants may be required to certify compliance with the Policy on an annual basis. The Company’s independent directors shall receive a report from the Company’s Law Department regarding its monitoring of this Policy at least once annually. It is your obligation to understand and comply with this Policy. Should you have any questions regarding this Policy, please contact the Company’s Law Department at (803) 326- 3995. 11

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 47 of 80 General Rules No Trading While in Possession of Inside Information You may not buy, sell or otherwise trade in the securities of the Company, directly or through family members or other persons or entities, at any time you are aware of material non- public information relating to the Company. Similarly, you may not trade in the securities of any other company, directly or through family members or other persons or entities, at any time you are aware of material non-public information about that company which you obtained in the course of your employment with the Company. No Tipping You may not share material non-public information with others or recommend to anyone the purchase or sale of any securities to which this Policy applies when you are aware of such information. Materiality and Public Availability of Information Note that inside information has two important elements—materiality and public availability. These are discussed in greater detail below. Pre-Clearance Procedures To help prevent inadvertent violations of the insider-trading laws, to avoid the appearance of trading on the basis of inside information and to facilitate the compliance by executive officers and directors with their reporting and other obligations under the Federal securities laws, this Policy requires that, subject to limited exceptions set forth below, personnel in the following categories (each, a “Designated Person”) pre-clear each transaction that they, any member of their immediate family living within their household or any other person or entity associated with them desire to carry out in the Company’s securities (including stock plan transactions, gifts, contributions to a trust or any other transfer):  Directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934 (“executive officers”);  any person who has charge of a principal function within the Company, including, for example, sales, marketing, manufacturing, finance, treasury, human resources, investor relations, information technology and research and development;  any person who has charge of a significant product line or significant business unit of the Company;  any person who is a member of the Company’s Management Committee;  any person employed in the Accounting or Finance Department; 12

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 48 of 80  any person employed in the Law Department; and  certain other employees of and consultants to the Company and its subsidiaries who have access to material non-public information about the Company whom management may designate from time to time. A request by a Designated Person for pre-clearance must be submitted to the Company’s Chief Legal Officer or Assistant General Counsel (each, a “compliance officer”). A request by a Designated Person for pre-clearance should be submitted at least two business days in advance of the proposed transaction. A compliance officer is under no obligation to approve a trade or other transaction submitted for pre-clearance and may determine not to permit the trade or other transaction. Clearance of a transaction is valid only for 48 hours. Only Designated Persons are subject to this pre-clearance requirement. A request by the Chief Legal Officer for pre-clearance must be submitted to the Chief Executive Officer or Chief Financial Officer. “Blackout” Periods The Company’s announcement of its quarterly financial results has the potential to have a material effect on the market for the Company’s securities. Therefore, to avoid even the appearance of trading on the basis of material non-public information, Designated Persons who are subject to the pre-clearance procedure set forth above may not, except as expressly permitted below, carry out any transaction in the Company’s securities during the period beginning on the 21stday prior to the last day of each calendar quarter (March 10, June 9, September 9 and December 10) and ending at the close of business on the second full trading day following the release of the Company’s earnings for that quarter. For the purpose of this Policy, a “trading day” is a day on which the New York Stock Exchange conducts trading in securities. Only Designated Persons are subject to the restriction on trading during blackout periods. “Window” Periods Subject to obtaining pre-clearance of each transaction, Designated Persons will generally be permitted to trade in the Company’s securities during “window” periods that begin at the close of trading on the second full trading day following the release of the Company’s earnings for that quarter and end on the 21st day prior to the last day of each calendar quarter (March 10, June 9, September 9 and December 10). Event-Specific Blackouts The Company reserves the right to close each “window” period at any time if during such “window” period the CompanyChief Legal Officer determines, in its sole discretion, that there may be material non-public information with respect to the Company. If the Company closes a “window,” it will not pre-clear any transaction that is not expressly permitted by this Policy during the period that such window is closed. The Company may on occasion issue interim earnings guidance or other potentially material information by means of a press release, SEC filing on Form 8-K or other means designed to achieve widespread dissemination of the information. Designated Persons should anticipate that trading will be blacked out while the Company is in the process of assembling the 13

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 49 of 80 information to be released and until the information has been released and fully absorbed by the market. From time to time, an event may occur that is material to the Company and is known by only a few directors, executives or other employees. So long as the event remains material and non-public, the persons who are aware of the event, as well as all Designated Persons, may not trade in the Company’s securities. The existence of an event-specific blackout will not be announced, other than to those who are aware of the event giving rise to the blackout. If, however, a person whose trades are subject to the pre-clearance requirements set forth above desires to effect a transaction during an event-specific blackout, the compliance officer may refuse to grant permission to carry out the transaction and will have no obligation to disclose to the person the reason for the refusal or the reason for the event-specific “blackout” period. Any person who becomes aware of the existence of an event-specific “blackout” period shall not disclose the existence of the “blackout” to any other person. The failure of a compliance officer to designate a person as being subject to an event-specific “blackout” will not relieve that person of the obligation not to trade while aware of material non-public information. Hardship Exceptions A Designated Person subject to a blackout period who has an unexpected and urgent need to sell Company stock in order to generate cash may, in appropriate circumstances, be permitted to sell Company stock during a blackout period. Hardship exceptions may be granted only by a compliance officer and must be requested at least two business days in advance of the proposed trade. A hardship exception may be granted only if a compliance officer concludes that the Company’s unannounced earnings information for the applicable quarter does not constitute material non-public information. Under no circumstances will a hardship exception be granted during an event-specific blackout period. Even if a “blackout” period is not in effect, at no time may you, whether you are a Designated Person or not, trade in Company securities if you are aware of material non- public information about the Company. Special Considerations Applicable to Executive Officers and Directors of the Company Executive officers and Directors of the Company are reminded that:  they are generally required to report any change in their beneficial ownership of the Company’s securities to the Securities and Exchange Commission within two business days after that change occurs;  they may not engage in any sale of the Company’s Common Stock within six months before or after they have purchased any Common Stock or other equity security of the Company in the open market (or conversely any open market purchase within six months before or after any sale); and 14

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 50 of 80  they are required to effect any sale of the Company’s Common Stock in accordance with Rule 144 under the Securities Act of 1933. Executive officers and Directors should consult with the Law Department well in advance of any such event to assure compliance with this Policy and applicable law. Scope of this Policy Persons Covered. As an officer, director, employee or consultant of the Company or any of its subsidiaries or affiliates, this Policy applies to you. This Policy applies to the Company’s employees located both inside and outside the United States. The same restrictions that apply to you apply to your family members who reside with you, anyone else who lives in your household and any family members that who do not live in your household but whose transactions in Company securities are directed by you or are subject to your influence or control (such as parents or children who consult with you before they trade in Company securities). You are responsible for making sure that the purchase or sale of any security covered by this Policy by any such person complies with this Policy. This Policy also applies to any entities that you influence or control, including any corporations, partnerships or trusts, and transactions by such entities should be treated for the purposes of this Policy and applicable securities laws as if they were for your own account. Companies Covered. The prohibition on insider trading in this Policy is not limited to trading in the Company’s securities. It includes trading in the securities of other companies, such as customers or suppliers of the Company and those with which the Company may be negotiating transactions or have an on-going business relationship. Information that is not material to the Company may nevertheless be material to one of those other companies. Transactions Covered. Trading includes purchases and sales of stock, derivative securities (such as put and call options or swaps related to the Company’s securities) and debentures, warrants, debt securities, preferred stock and other securities that are convertible into or exchangeable for Common Stock. This Policy applies whether or not those purchases or sales are made on the open market or in private transactions. Trading also includes certain transactions under Company plans, as follows:  Stock Option Exercises. This Policy’s trading restrictions generally do not apply to the exercise of stock options as long as the underlying shares of Common Stock continue to be held following the exercise of the option. The trading restrictions do apply, however, to any sale of the underlying Common Stock or to a cashless exercise of the option through a broker, as this entails selling all or a portion of the underlying Common Stock.  Employee Stock Purchase Plan. This Policy’s trading restrictions do not, subject to the qualifications set forth in the next paragraph, apply to purchases of Common Stock in a Company-sponsored employee stock purchase plan resulting from your periodic payroll contributions to that Plan under an election you made at the time of enrollment in such plan. Subject to those qualifications, the Policy also does not apply to purchases of Common Stock resulting from lump sum 15

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 51 of 80 contributions to such plan; provided that you elected to participate by lump-sum payment at the beginning of the applicable enrollment period. The trading restrictions do apply to an election to participate in such a plan and to your sales of Common Stock purchased under such plan. Therefore, Designated Persons should enroll in such a plan and change any of their previously made elections under such a plan only after having obtained preclearance under this Policy and only during a “window” period.  Restricted Stock Awards. This Policy’s trading restrictions do not prohibit the acceptance of a restricted stock award or the acceptance of any other grant made under the Company’s equity incentive plans. This Policy does not apply to the vesting of a restricted stock award or to the exercise of a tax withholding right pursuant to which a person has elected to have the Company withhold shares of stock to satisfy tax withholding requirements upon the vesting of any restricted stock award. This Policy does apply, however, to any market sale of restricted stock.  Approved Rule 10b5-1 Plans (“10b5-1 Plans”). A written 10b5-1 Plan can provide greater clarity and certainty for directors and officers to plan and structure transactions in the Company’s securities. Trades by covered persons in the Company’s securities that are executed pursuant to an approved Rule 10b51 plan5-1 Plan are not subject to the trading restrictions imposed by this Policy as long as (a) that plan has been established at a time when the person establishing the plan is not aware of material non-public information and (b) once the plan is adopted, the person establishing the plan does not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the timing of trading. The plan10b5-1 Plan must either specify (including by formula) the amount, pricing and timing of transactions in advance or delegate discretion on those matters to an independent third party. The Company requires that all Rule 10b5-1 plansPlans be approved in advance by the Law Department. Rule 10b5-1 plans generallyPlans may not be adopted during a “blackout” period and may only be adopted at a time when the person adopting the plan is not aware of material non-public information. All 10b5-1 Plans shall have a minimum length of six (6) months. 10b5-1 Plans that provide for the sale or disposition of more than fifty percent (50%) of an insider’s total holdings shall have a minimum length of twelve (12) months. The adoption of a 10b5-1 Plan shall be publicly disclosed. What is Material Information? Information is considered to be material if either (a) there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, hold or sell a security or (b) a reasonable investor would view the disclosure of the information as altering the total mix of publicly available information with respect to the security or the issuer of the security. 16

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 52 of 80 Any information that could reasonably be expected to affect the price of the security, whether positively or negatively, is considered material. The determination whether a particular item of information is material is often determined with the benefit of 20-20 hindsight. This makes it extremely important to determine whether that item of information would fall within the foregoing standards before engaging in any trading. While it is not possible to define all categories of material information, examples of information that are generally considered to be material include:  Periodic results of operations prior to their release and dissemination to the public;  Projections of future earnings or losses that have not been publicly disclosed;  Changes in earnings guidance that have not been publicly disclosed;  Earnings, prior to disclosure, that are inconsistent with the consensus expectations of the investment community;  A significant pending or proposed merger, acquisition or tender offer or an acquisition or disposition of significant assets;  A significant change in management;  A significant restructuring or reduction in work force;  Major events regarding the Company’s securities, including the declaration of a stock split, dividend or stock repurchase program, or the offering of additional securities;  Severe financial liquidity problems or impending bankruptcy;  Actual or threatened major litigation, governmental actions or investigations, or the resolution of such litigation, actions or investigations;  New major contracts, orders, suppliers, customers, strategic relationships or sources of financing, or the loss thereof;  Significant new products or discoveries; and  Significant changes or developments in products or technologies. Both positive and negative information can be material. Because trading that receives scrutiny will be evaluated after the fact with the benefit of hindsight, questions concerning the materiality of particular information should be resolved in favor of materiality, and trading should be avoided. What is Non-Public Information? Non-public information is information that is not generally known or available to the public. One common misconception is that material information loses its “nonpublic” status as soon as a press release is issued disclosing the information. In fact, information is considered to be available to the public only when it has been broadly released to the marketplace (such as by a press release or an SEC filing) and the investing public has had time to absorb the information 17

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 53 of 80 fully. As a general rule, in order to provide adequate time for its dissemination, the Company considers information to be non-public until the end of the second full trading day after it is released to the public. Depending on the particular circumstances, the Company may determine that a longer or shorter period should apply to the release of specific material non-public information. No person who is subject to this Policy is authorized to make a disclosure of non-public information for the purpose of enabling that person to trade in the Company’s securities or in the securities of any other company. Other Prohibited and Limited Transactions The Company considers it improper and inappropriate for those employed by or associated with the Company to engage in short-term or speculative transactions in the Company’s securities or in other transactions in the Company’s securities that may lead to inadvertent violations of the insider trading laws. Accordingly, your trading in Company securities is subject to the following additional guidance:  Short Sales. You may not engage in short sales of the Company’s securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery). For executive officers and directors of the Company who are subject to the reporting requirements imposed by Section 16 of the Securities Exchange Act, you are reminded that you are forbidden by law to engage in short sales with respect to the Company’s securities.  Publicly Traded Options and Other Hedging Transactions. You may not engage in transactions in publicly traded options, such as puts, calls and other derivative securities, or in other hedging transactions on an exchange or in any other organized market.  Standing and Limit Orders. Standing orders should only be used for a very brief period of time. Standing orders are defined to include any order that is not an order to buy or sell a security at the current market price and include, among others, limit orders, stop-loss orders and orders that are good until cancelled. A standing order placed with a broker to sell or purchase stock at a specified price leaves you with no control over the timing of the transaction and may be executed by the broker when you are aware of material non-public information and thus may cause you to have engaged in unlawful insider trading. Unless standing or limit orders are submitted under Company-approved Rule 10b5-1 Plans, if you determine that you must use a standing or limit order, the order should be limited to short duration and should otherwise comply with the trading restrictions and procedures outlined in this Policy.  Margin Accounts and Pledges. Securities held in a margin account as collateral for a margin loan or pledged as collateral for a loan may be sold without your consent by the broker if you fail to meet a margin call or by the lender in foreclosure if you default on the loan. Because a margin call or foreclosure sale may occur at a time 18

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 54 of 80 when you are aware of material non-public information or otherwise are not permitted to trade in Company securities, the Company discourages holding Company securities in a margin account or pledging Company securities as collateral for a loan unless you have the clear financial capability to repay the loan without resort to the pledged securities. Designated Persons who wish to pledge Company securities as collateral for a loan must obtain the prior approval of the Law Department to that arrangement. Requests for approval should be submitted to the Law Department in writing at least two weeks prior to the contemplated transaction. Post-Termination Transactions This Policy continues to apply to your transactions in Company securities even after you have terminated your employment or other services to the Company or a subsidiary or affiliate. Accordingly, if you are aware of material non-public information when your employment or service relationship terminates, you may not trade in Company securities until the Company has disseminated that information to the public or that information has otherwise ceased to be material. Executive officers and directors are reminded that:  Any sales of the Company’s Common Stock that they make within a period of three months after they cease to be an executive officer or director or other affiliate of the Company must be carried out in compliance with Rule 144; and  Purchases and sales of the Company’s securities that they carry out within six months after they cease to be an executive officer or director or other affiliate of the Company may be subject to the reporting requirements of Section 16(a) of the Securities Exchange Act and the short-swing trading prohibitions of Section 16(b) of that Act. For the foregoing reasons, the pre-clearance procedures, the “blackout” period rules and the “window” period rules set forth above apply to executive officers for a period of six months after they cease their affiliation with the Company and to each other person who is subject to the pre-clearance procedures set forth above for a period of three months after they cease their affiliation with the Company. Potential Penalties for Noncompliance Company Sanctions. Failure to comply with this Policy is inconsistent with the requirements of the Company’s Code of Conduct and may therefore subject you to Company- imposed disciplinary action, up to and including possible termination of employment without further notice or warning, whether or not your failure to comply with this Policy results in a violation of law. The Company may also seek reimbursement for any fines, fees, or expenses from an individual director, officer or employee incurred by the Company as a result of any noncompliance by that individual director, officer or employee. 19

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 55 of 80 Civil and Criminal Penalties. Potential penalties for insider trading violations that have been imposed by law include (1) imprisonment for up to twenty years, (2) criminal fines of up to $5 million, and (3) civil fines of up to three times the profit gained or loss avoided as a result of insider trading. Unauthorized Disclosure Maintaining the confidentiality of Company information is essential for competitive, security and other business reasons, as well as to comply with securities laws. You should treat all information you learn about the Company or its business plans in connection with your employment as confidential and proprietary to the Company. Inadvertent disclosure of confidential information or inside information may expose you and the Company to significant risk of investigation and litigation. The timing and nature of the Company’s disclosure of material information to outsiders is subject to the Company’s discretion and to legal rules, the breach of which could result in substantial liability to you, the Company and its management. Accordingly, it is important that responses to inquiries about the Company by the press, investment analysts or others in the financial community be made on the Company’s behalf only through authorized individuals. Please consult the Company’s Information Disclosure Policy for more details regarding the Company’s policy on speaking to the media, financial analysts and investors. Personal Responsibility You should remember that the ultimate responsibility for adhering to this Policy and avoiding improper trading rests with you. If you violate this Policy, the Company may take disciplinary actions, including those discussed above. Company Assistance Your compliance with this Policy is of the utmost importance both for you and for the Company. This Policy is available on the Company’s website. If you have any questions about this Policy or its application to any proposed transaction, you can obtain additional guidance and training from the Company’s Law Department. Do no try to resolve uncertainties on your own, as the rules relating to insider trading are often complex, not always intuitive and carry severe consequences. Effective Date: Originally adopted as Policy Regarding Trading in Company Stock dated June 11, 2002, superseded by the Insider Trading Policy effective on August 15, 2005, as amended effective January 1, 2015. 20

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 56 of 80 CERTIFICATION I certify that I have read and understand the Company’s Policy Statement Governing Insider Trading (previously defined herein as the Policy). I understand that the Company’s Law Department is available to answer to any questions I have regarding the Policy, and that training is available to me. I will comply with the Policy for as long as I am subject to the Policy. Signature: Date: Print name: 21

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 57 of 80 Exhibit B

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 58 of 80 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT 2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 59 of 80 WHEREAS, a consolidated derivative action is pending before this Court captioned In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv-03756-MGL (the “Consolidated Derivative Action”); WHEREAS, Co-Lead Plaintiffs James Nally, Mark Foster, David Howes, and Phillip Ameduri in the Derivative Action (“Plaintiffs”) have made an application, pursuant to Federal Rule of Civil Procedure 23.1(c), for an order: (i) preliminarily approving the proposed settlement of the Derivative Action (the “Settlement”) in accordance with the Stipulation and Agreement of Settlement, dated September 20, 2019 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the Settlement and dismissal of the Consolidated Derivative Action with prejudice; and (ii) approving the form and manner of the dissemination of the notices to Current 3D Systems Stockholders, attached as Exhibits B-1 and B-2 to the Stipulation (the “Notices”); and (iii) scheduling a date for the Settlement Hearing, pursuant to Federal Rule of Civil Procedure 23.1, for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the payment of the Fee and Expense Amount, separately negotiated by the Settling Parties, and approval of Plaintiffs’ Service Awards to be paid therefrom; WHEREAS, the parties to the Stipulation having consented to entry of this Order; WHEREAS, this Court has considered the Stipulation and the exhibits annexed thereto, Plaintiffs’ Motion for Preliminary Approval of the Settlement, all the papers filed, and arguments of the Settling Parties made in connection therewith; and WHEREAS, unless otherwise defined herein, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation; 1

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 60 of 80 NOW, THEREFORE, IT IS HEREBY ORDERED, this ___day of _______, 2019, that: 1. The Court hereby preliminarily approves the Stipulation and the Settlement set forth therein as being fair, reasonable and adequate, subject to further consideration at the Settlement Hearing described in ¶ 2 below. 2. A Settlement Hearing shall be held before this Court on _______________, 2019 at ____ __.m., at the United States District Court for the District of South Carolina, Rock Hill Division, 901 Richland Street, Columbia, South Carolina 29201, for the following purposes: (a) to determine whether the Settlement of the Consolidated Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of 3D Systems and its stockholders; (b) to determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Consolidated Derivative Action and release the Released Claims; (c) to determine whether to approve the Fee and Expense Amount and Service Awards; and (d) to consider any other matters that may be properly brought before the Court in connection with the Settlement. 3. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current 3D Systems Stockholders, and retains jurisdiction to consider all further applications arising out of, or in connection with, the Settlement. 2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 61 of 80 4. Within ten (10) business days after the date of this Order, 3D Systems shall file a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”), which shall include as attachments the Notice (substantially in the form attached to the Stipulation as Exhibit B-1) and the Stipulation (including all exhibits thereto), and shall cause the Summary Notice (substantially in the form attached to the Stipulation as Exhibit B-2) to be published one time in the Investor’s Business Daily. Also within ten (10) business days after the entry of this Order, the SEC Form 8-K with attachments shall be made available on the investor relations page of the Company’s website until the Judgment becomes Final. 5. The form and method of notice provided in ¶ 4 is the best notice practicable, constitutes due and sufficient notice of the Settlement Hearing to all Persons entitled to receive such a notice, and meets the requirements of Federal Rule of Civil Procedure 23.1, the United States Constitution (including the Due Process Clause), and all other applicable laws and rules. 6. At least ten (10) calendar days prior to the Settlement Hearing, 3D Systems’ counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, of distribution of the Notice and Summary Notice. 7. Papers in support of final approval of the Settlement, the Fee and Expense Amount, and Service Award shall be filed with the Court and served at least twenty-eight (28) calendar days prior to the Settlement Hearing. The Settling Parties shall file with the Court and serve responses to any objections filed with the Court pursuant to ¶ 8 herein at least seven (7) calendar days prior to the Settlement Hearing. 8. Any Current 3D Systems Stockholder may object to the Settlement of the Consolidated Derivative Action, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards, and may also (but need not) appear in person or by his, her, or its 3

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 62 of 80 attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the Person’s or entity’s objection(s) and the reasons for such objection(s) and shall also take the following actions and be subject to the following conditions: (a) submit a written statement identifying such Person’s or entity’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv-03756-MGL (D.S.C.); (c) provide proof of current ownership of 3D Systems common stock, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case (by name and court) in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. If the stockholder wishes to appear at the Settlement Hearing, whether personally or through counsel, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the District of South Carolina—Rock Hill Division and delivered by hand or by First Class Mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing: 4

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 63 of 80 JOHNSON FISTEL, LLP ALSTON & BIRD Michael I. Fistel, Jr. John A. Jordak, Jr. 40 Powder Springs Street 1201 West Peachtree Street Marietta, GA 30064 Suite 4900 Atlanta, GA 30309-3424 Counsel for Plaintiffs Counsel for Defendants Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Judgment, Fee and Expense Amount, and Service Awards; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein. 9. Copies of any written statements and materials sent by any Current 3D Systems Stockholder pertaining to such stockholder’s objection, as provided for in ¶ 8 herein, that are received by Johnson Fistel, LLP must be sent by Johnson Fistel, LLP to all other Plaintiffs’ Counsel via email within three (3) calendar days after Johnson Fistel, LLP receives any such written statements and materials. 10. Pending final determination of whether the Settlement should be approved, all proceedings and discovery in the Derivative Action and all further activity between the Settling Parties regarding or directed toward the Derivative Action, save for those activities and proceedings relating to the Stipulation and the Settlement, shall be stayed. 11. Pending the Effective Date of the Stipulation or the termination of the Stipulation according to its terms in the event the Stipulation is so terminated, Plaintiffs and/or any 3D Systems stockholder, derivatively on behalf of 3D Systems, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person. 5

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 64 of 80 12. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to 3D Systems stockholders. 13. Neither the Settlement (whether or not consummated), the Stipulation (including any exhibits attached thereto), the negotiations leading to the Settlement or the execution of the Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall be offered or received against the Defendants as evidence of, or construed as or deemed to be evidence of any presumption, concession, admission, or evidence of the truth of any allegation by Plaintiffs or any 3D Systems stockholder or the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; (b) shall be offered or received as a presumption, concession, admission, or evidence of, any liability, fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 6

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 65 of 80 14. In the event that the Settlement is not approved by the Court, the Effective Date does not occur, or the Settlement is terminated as provided in the Stipulation, the Settling Parties shall be restored to their respective positions in the Consolidated Derivative Action that existed immediately prior to the date of execution of the Stipulation and as set forth in ¶ IV.6.3 of the Stipulation. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ IV.1.1-IV.1.28, IV.6.2-IV.6.3, and IV.7.4-IV.7.5, shall have no further force and effect with respect to the Settling Parties, and shall not be used in the Consolidated Derivative Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 15. The Court retains jurisdiction over the Derivative Action to consider all further matters arising out of or connected with the Settlement. IT IS SO ORDERED. DATED: __________________ ________________________________________ THE HONORABLE MARY GEIGER LEWIS UNITED STATES DISTRICT COURT JUDGE 7

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 66 of 80 Exhibit B-1

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 67 of 80 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS TO: ALL OWNERS OF COMMON STOCK OF 3D SYSTEMS CORPORATION (“3D SYSTEMS” OR THE “COMPANY”) AS OF SEPTEMBER 20, 2019 (“CURRENT 3D SYSTEMS STOCKHOLDERS”) (EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF 3D SYSTEMS, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS, AND ANY ENTITY IN WHICH THE INDIVIDUAL DEFENDANTS HAVE OR HAD A CONTROLLING INTEREST) AND THEIR SUCCESSORS-IN-INTEREST. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY, AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTIONS, STOCKHOLDERS OF 3D SYSTEMS AND 3D SYSTEMS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. PLEASE NOTE THAT THE DERIVATIVE ACTIONS ARE NOT A “CLASS ACTION” AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE ACTION. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 68 of 80 Court for the District of South Carolina (the “Court”) that a proposed Settlement1 has been reached between the parties to a consolidated stockholder derivative action captioned In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv-03756-MGL (D.S.C.) (the “Consolidated Derivative Action”). The terms of the proposed Settlement of the Derivative Action are set forth in the Stipulation and the exhibits attached thereto. In addition to the Consolidated Derivative Action, if approved, the Settlement will also resolve the following derivative actions: (i) In re 3D Systems Corporation Stockholder Derivative Litigation, Lead Case No. 2015-CP-46-02225 (S.C. Ct. of Common Pleas York Cnty.); (ii) Booth v. Reichental, et al., No.1:15-cv-00692-RGA (D. Del.); and (iii) Gee v. Hull, et al., Case No. BC610319 (consolidated with Lu v. Hull, et al., Case No. BC629730 (Cal Super. Ct. L.A. Cnty.)) (collectively, with the Consolidated Derivative Action, the “Derivative Actions”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including Exhibit A thereto, which has been filed with the Court and which was also filed, along with this Notice, as part of a Form 8-K with the U.S. Securities and Exchange Commission by the Company on [date]. The Derivative Actions variously allege claims for breach of fiduciary duty, insider trading, unjust enrichment, waste of corporate assets, abuse of control, gross mismanagement, contribution, and indemnification against the Individual Defendants in connection with the Individual Defendants’ alleged failure to exercise oversight with respect to: (i) the implementation and operational results of management’s acquisition-based strategy; (ii) the effectiveness of 3D Systems’ internal controls over accounting and financial reporting; and (iii) the statements and guidance published on 3D Systems’ behalf. The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Derivative Actions. Pursuant to the terms of the Settlement set forth in the Stipulation, 3D Systems agrees to adopt and/or maintain certain Corporate Governance Reforms that are set forth in Exhibit A to the Stipulation within seventy-five (75) days of the Effective Date, and shall be maintained for a period of no less than three (3) years following the Effective Date of the Settlement. Additionally, 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms, as detailed in Exhibit A to the Stipulation, confer a substantial corporate benefit upon the Company under Delaware’s corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Actions was the primary cause for the adoption, implementation, and maintenance of the Corporate Governance Reforms. A full recitation of the Corporate Governance Reforms can be found by reviewing the Stipulation and Exhibit A at the following website: https://www.3dsystems.com/investor. Plaintiffs’ Counsel believe that the Settlement confers substantial benefits on 3D Systems and its stockholders, including, inter alia, the adoption of the following categories of Corporate Governance Reforms (further detailed in Exhibit A to the Stipulation): (i) board independence and oversight reforms; (ii) enhancements to oversight of corporate strategy and risk, internal controls, and disclosures; and (iii) enhancements to policies and oversight designed to reduce opportunities and incentives to commit similar alleged wrongdoing. The terms of the Settlement directly address the claims at issue in the Derivative Actions. Additionally, Defendants 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated September 20, 2019 (the “Stipulation”).

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 69 of 80 acknowledge that the filing and maintenance of the Derivative Actions prompted the Board to adopt the following summary of corporate governance policies enacted and other changes made at 3D Systems since August 2015: (i) allow special meetings to be called by stockholders owning shares representing at least twenty-five (25) percent of the then outstanding Voting Stock, a right previously conferred on majority stockholders; (ii) transfer responsibility for executive succession plans, recommendation of Chief Executive Officer (“CEO”) candidates to the Board, and approval of candidates for other senior executive positions from the Compensation Committee to the Corporate Governance and Nominating Committee; (iii) hold annual rather than triennial say-on-pay votes; (iv) enhance the Compensation Committee’s evaluation of the CEO’s compensation and clarify the criteria to be considered by the Compensation Committee in determining the long-term incentive component of the CEO’s compensation; and (v) require the Compensation Committee to review and approve the Compensation and Analysis section of the annual report on Form 10-K and annual proxy statement. The Individual Defendants agreed to cause their insurance carriers to pay an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $2,150,000.00 (the Fee and Expense Amount), and to not oppose an application by Plaintiffs to the Court for service awards not to exceed $2,000 per Plaintiff, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and the Service Awards are subject to approval by the Court. YOU ARE HEREBY NOTIFIED that, a hearing will be held on _______________, 2019 at ____ __.m., before the Honorable Judge Mary Geiger Lewis of the United States District Court for the District of South Carolina, Rock Hill Division, 901 Richland Street, Columbia, South Carolina 29201, to (i) determine whether the proposed Settlement of the Derivative Actions on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of 3D Systems and its stockholders; (ii) hear and rule on any objections to the proposed Settlement, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards that are timely submitted as specified below; (iii) determine whether to approve the Fee and Expense Amount and Service Awards, and (iv) determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Derivative Actions and release the Released Claims. Any Current 3D Systems Stockholder may object to the Settlement of the Derivative Action, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Award, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the stockholder’s objection(s) and the reasons for such objection(s) and shall also: (a) submit a written statement identifying such stockholder’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv- 03756-MGL (D.S.C.); (c) provide proof of current ownership of 3D Systems common stock, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case,by name and court,in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. If the stockholder (whether personally or through counsel) wishes to appear

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 70 of 80 at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the District of South Carolina—Rock Hill Division and delivered by hand or by First Class Mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing: JOHNSON FISTEL, LLP ALSTON & BIRD Michael I. Fistel, Jr. John A. Jordak, Jr. 40 Powder Springs Street Suite 4900 Marietta, GA 30064 1201 West Peachtree Street Atlanta, GA 30309-3424 Counsel for Plaintiffs Counsel for Defendants Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein. Current 3D Systems Stockholders that have no objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards do not need to appear at the Settlement Hearing or take any other action. Inquiries regarding the proposed Settlement also may be made to counsel for the Plaintiffs: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, GA 30064, telephone: (470) 632-6000. DATED: ____________, 2019 BY ORDER OF THIS COURT UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION DO NOT CONTACT THE CLERK OF THE COURT REGARDING THIS NOTICE

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 71 of 80 Exhibit B-2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 72 of 80 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF 3D SYSTEMS CORPORATION (“3D SYSTEMS” OR “THE COMPANY”) PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. YOU ARE HEREBY NOTIFIED that the above-captioned consolidated shareholder derivative action (the “Consolidated Derivative Action”), is being settled on the terms set forth in the Stipulation and Agreement of Settlement dated as of September 20, 2019 (the “Stipulation” or “Settlement”). In addition to the Consolidated Derivative Action, the Settlement also resolved the following derivative actions: (i) In re 3D Systems Corporation Stockholder Derivative Litigation, Lead Case No. 2015-CP-46-2225 (S.C. Ct. of Common Pleas York Cnty.); (ii) Booth v. Reichental, et al., No.1:15-cv-00692-RGA (D. Del.); and (iii) Gee v. Hull, et al., Case No. BC610319 (consolidated with Lu v. Hull, et al., Case No. BC629730 (Cal Super. Ct. L.A. Cnty.)) (collectively, with the Consolidated Derivative Action, the “Derivative Actions”). This Summary Notice is provided by order of the United States District Court for the District of South Carolina (the “Court”). The Derivative Actions allege claims for breach of fiduciary duty, insider trading, unjust enrichment, waste of corporate assets, abuse of control, gross mismanagement, contribution, and indemnification against the Individual Defendants1. Pursuant to the terms of the Settlement set forth in the Stipulation and Exhibit A thereto, 3D Systems agrees to adopt and/or maintain certain Corporate Governance Reforms within seventy-five (75) days of the Effective Date of the Stipulation. The Corporate Governance Reforms shall be maintained for a period of no less than three (3) years from the date of adoption, except for modifications required by applicable law or regulation. The Defendants also agreed to cause an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $2,150,000 (the “Fee and Expense Award”), subject to approval of the Court. Defendants have denied and continue to deny each and all of the 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated September 20, 2019 (the “Stipulation”).

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 73 of 80 claims and allegations of wrongdoing asserted in the Derivative Actions. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation.2 On _______________, 2019 at ____ __.m., a hearing (the “Settlement Hearing”) will be held before the Honorable Judge Mary Geiger Lewis of the United States District Court for the District of South Carolina, Rock Hill Division, 901 Richland Street, Columbia, South Carolina 29201 to determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and should be approved; hear and rule on any objections thereto; determine whether the Order and Final Judgment should be entered; and determine the amount of fees and expenses that should be awarded to Plaintiffs’ Counsel.3 This Summary Notice provides a condensed overview of certain provisions of the Stipulation and the full Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Full Notice”). It is not a complete statement of the events of the Derivative Actions or the terms set forth in the Stipulation. For additional information about the claims asserted in the Derivative Actions and the terms of the proposed Settlement, you may inspect the Stipulation and other papers filed in the Consolidated Derivative Action at the U.S. District Court Clerk’s office at any time during regular business hours. In addition, copies of the Stipulation and the Full Notice are available on the investor relations section of the Company’s website. Inquiries regarding the proposed Settlement also may be made to counsel for the Plaintiffs: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, GA 30064. You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice. If you want to object at the Settlement Hearing, you must be a Current 3D Systems Stockholder and you must first comply with the procedures for objecting, which are set forth in the Stipulation and its accompanying exhibits, including the Full Notice. Any objection to any aspect of the Settlement must be filed with the Clerk of the Court no later than ______________, in accordance with the procedures set forth in the Stipulation and the Full Notice. Any Current 3D Systems Stockholder who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS SUMMARY NOTICE.   2 A copy of the Stipulation has been filed with the Court and may also be viewed at the following website: https://www.3dsystems.com/investor. 3 Under the terms of the Stipulation, the maximum amount of aggregate fees and expenses that will be sought by Plaintiffs’ Counsel in the Derivative Actions is $2,150,000 and Plaintiffs may apply for service awards not to exceed $2,000 per Plaintiff to be paid out of that amount.

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 74 of 80 Exhibit C

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 75 of 80 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS [PROPOSED] FINAL ORDER AND JUDGMENT

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 76 of 80 On the __ day of __________, 2019, a hearing having been held before this Court pursuant to the Order Preliminarily Approving Settlement dated _____, 2019 (the “Preliminary Approval Order”), to determine: (1) whether the terms and conditions of the Stipulation and Agreement of Settlement dated as of September 20, 2019, including all exhibits thereto (the “Stipulation”) are fair, reasonable, and adequate for the settlement of all claims asserted against the Defendants in the operative complaints now pending in this Court under the above caption (the “Consolidated Derivative Action”), including the release of the Released Persons, and should be approved; and (2) whether judgment should be entered dismissing the Consolidated Derivative Action on the merits and with prejudice in favor of the Defendants herein. The Court having considered all matters submitted to it at the hearing and otherwise, and it appearing that due and adequate notice having been given by 3D Systems Corporation (“3D Systems” or the “Company”) to Current 3D Systems Stockholders substantially in the forms approved by the Court in the Court’s Preliminary Approval Order, and the Court having considered all papers filed and proceedings held herein, and otherwise being fully informed, and good cause appearing therefor, and all capitalized terms used herein having the meanings set forth and defined in the Stipulation. NOW, THEREFORE IT IS HEREBY ORDERED THAT: 1. This Final Order and Judgment (“Judgment”) incorporates herein the Stipulation, including the exhibits thereto. 2. This Court has jurisdiction to enter this Judgment. This Court has jurisdiction over the subject matter of the Consolidated Derivative Action, including all matters necessary to effectuate the Settlement, as well as personal jurisdiction over all Settling Parties. 3. The record shows that Notice has been given to all Current 3D Systems Stockholders in the manner approved by the Court in the Preliminary Approval Order. The Court 1

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 77 of 80 finds that such Notice: (i) constitutes reasonable and the best notice practicable under the circumstances; (ii) constitutes notice that was reasonably calculated, under the circumstances, to apprise all Current 3D Systems Stockholders of the pendency of the Consolidated Derivative Action, the terms of the Settlement, and Current 3D Systems Stockholders’ right to object to and to appear at the Settlement Hearing held on the ___ day of ____________________, 2019; (iii) constitutes due, adequate, and sufficient notice to all Persons or entities entitled to receive notice in accordance with Rule 23.1(c) of the Federal Rules of Civil Procedure; and (iv) meets the requirements of due process and all other applicable law. 4. In light of the substantial benefits to the Company, the complexity, expense, possible duration of further litigation against the Individual Defendants, and the uncertainty inherent in the continued prosecution of the claims in the Consolidated Derivative Action through trial and any subsequent appeal(s), the Court hereby fully and finally approves the Settlement, pursuant to Rule 23.1(c), as set forth in the Stipulation in all respects, and finds that the Settlement is, in all respects, fair, reasonable, and adequate, and in the best interests of 3D Systems and its stockholders. This Court further finds the Settlement set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel representing the interests of 3D Systems, 3D Systems’ stockholders, and the Individual Defendants. 5. The Settling Parties are hereby directed to implement and consummate the Settlement according to the terms and provisions of the Stipulation. 6. The Consolidated Derivative Action and all claims contained therein, as well as all of the Released Claims, are dismissed on the merits and with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation and in this Judgment. 2

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 78 of 80 7. The Court finds and concludes that the Settling Parties and their respective counsel, have at all times complied with each requirement of Rule 11 of the Federal Rules of Civil Procedure, and particularly with Rule 11(b) of the Federal Rules of Civil Procedure, in connection with the institution, prosecution, defense, and/or settlement of this Consolidated Derivative Action. 8. Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of 3D Systems), shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims (including Unknown Claims) against the Individual Defendants and each and all of the other Released Persons. Plaintiffs are bound by this Judgment including, without limitation, the release of claims as set forth in the Stipulation. The Released Claims are hereby compromised, settled, released, discharged, and dismissed as against the Individual Defendants or any other Released Persons on the merits and with prejudice by virtue of the proceedings herein and this Judgment. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 9. Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs and Plaintiffs’ Counsel from the Released Defendants’ Claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Consolidated Derivative Action or the Released Defendants’ Claims. 10. Neither this Judgment, the Settlement (whether or not consummated), the Stipulation (including any exhibits attached thereto), nor any of its terms and provisions, nor any negotiations, discussions, or proceedings connected with the Settlement or Stipulation, nor any act 3

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 79 of 80 performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be: (a) offered or received against the Released Persons as a presumption, concession, or admission by any of the Released Persons, or evidence of the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; or (b) offered or received against the Released Persons as evidence of a presumption, admission, or evidence of, any liability, fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim. 11. The Court hereby approves the Fee and Expense Amount and Service Awards in accordance with the Stipulation. 12. Payment of the Fee and Expense Amount and Service Awards made by the Defendants’ insurance carriers, as specified in ¶¶ IV.4.1-IV.4.3 of the Stipulation, shall be immediately releasable upon the entry of this Judgment, notwithstanding the existence of any collateral attacks on the Settlement, the Fee and Expense Amount, and/or the Service Awards, including, without limitation, any objections or appeals, in accordance with the terms and conditions set forth in the Stipulation. 13. Without affecting the finality of this Judgment, the Court retains continuing and 4

0:15-cv-03756-MGL Date Filed 09/20/19 Entry Number 66-3 Page 80 of 80 exclusive jurisdiction over all matters relating to administration, consummation, enforcement, and interpretation of the Stipulation, the Settlement, and of this Judgment, to protect and effectuate this Judgment, and for any other necessary purpose. Plaintiffs, Defendants, and each 3D Systems stockholder are hereby deemed to have irrevocably submitted to the exclusive jurisdiction of this Court, for the purpose of any suit, action, proceeding, or dispute arising out of, or relating to, the Settlement or the Stipulation, including the exhibits thereto, and only for such purposes. Without limiting the generality of the foregoing, and without affecting the finality of this Judgment, the Court retains exclusive jurisdiction over any such suit, action, or proceeding. 14. In the event that the Settlement is terminated as provided in the Stipulation or the Effective Date does not occur, this Judgment shall be vacated, and all orders entered, and releases delivered, in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation, and the Settling Parties shall be returned to their respective positions that existed immediately prior to the date of the execution of the Stipulation and as set forth in ¶ IV.6.3 of the Stipulation. 15. Without further order of the Court, the parties to the Stipulation are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits thereto to effectuate the Settlement that are not materially inconsistent with this Judgment. 16. There is no just reason for delay in the entry of this Judgment as a final judgment in this Consolidated Derivative Action and immediate entry by the Clerk in accordance with Rule 58 of the Federal Rules of Civil Procedure is expressly directed. IT IS SO ORDERED. DATED:___________________ ________________________________________ THE HONORABLE MARY GEIGER LEWIS UNITED STATES DISTRICT JUDGE 5